UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 10, 2020

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors.

This Current Report on Form 8-K/A is intended by the Federal Home Loan Bank of Pittsburgh (“Bank”) to amend the Current Report on Form 8-K filed on November 12, 2020 in order to add information about the standing Committees of the Bank’s Board of Directors (“Board”) on which the newly elected and re-elected Directors shall serve in 2021.

On December 17, 2020, the Board approved:

1) Mr. Romulo L. Diaz, Jr., Esq., Principal, Turtle on Post LLC, to serve on the Affordable Housing, Products & Services Committee, the Enterprise Risk Management Committee, and the Human Resources and Diversity & Inclusion Committee;

2) Mr. James V. Dionise, President and CEO, Mars Bank, to serve on the Audit Committee, the Enterprise Risk Management Committee, and the Finance Committee;

3) Mr. Brendan J. McGill, President and CEO, Harleysville Bank, to serve as Chair of the Human Resources and Diversity & Inclusion Committee, and to serve on the Affordable Housing, Products & Services Committee, the Enterprise Risk Management Committee, and the Executive Committee; and

4) Dr. Howard B. Slaughter, Jr., President and CEO, Habitat for Humanity of Greater Pittsburgh, to serve as Vice Chair of the Governance and Public Policy Committee, and to serve on the Enterprise Risk Management Committee and the Operational Risk Committee;

In addition, the Board approved the following Committee assignments for 2021 for both the newly elected and all other directors.  The composition of each Committee of the Board of Directors for 2021 is:

AUDIT

Mr. William C. Marsh, Chair

Ms. Lynda A. Messick, Vice Chair

Mr. James V. Dionise

Ms. Angel L. Helm

Mr. Glenn E. Moyer

AFFORDABLE HOUSING, PRODUCTS & SERVICES

Rev. Luis A. Cortés, Jr., Chair

Mr. Glenn R. Brooks, Vice Chair

Mr. Romulo L. Diaz, Jr., Esq.

Mr. Brendan J. McGill

Ms. Lynda A. Messick

ENTERPRISE RISK MANAGEMENT

Ms. Pamela C. Asbury, Chair

Ms. Jeane M. Vidoni, Vice Chair

This is a committee of the whole Board of Directors.

FINANCE

Mr. Charles J. Nugent, Chair

Ms. Angel L. Helm, Vice Chair

Mr. James V. Dionise

Ms. Jeane M. Vidoni

GOVERNANCE & PUBLIC POLICY

Mr. Glenn E. Moyer, Chair

Dr. Howard B. Slaughter, Jr., Vice Chair

Ms. Pamela C. Asbury

Mr. William C. Marsh

Mr. Thomas H. Murphy

HUMAN RESOURCES AND DIVERSITY & INCLUSION

Mr. Brendan J. McGill, Chair

Ms. Jeane M. Vidoni, Vice Chair

Rev. Luis A. Cortés, Jr.

Mr. Romulo L. Diaz, Jr., Esq.

Mr. Charles J. Nugent

OPERATIONAL RISK

Mr. Thomas H. Murphy, Chair

Ms. Pamela C. Asbury, Vice Chair

Mr. Glenn R. Brooks

Dr. Howard B. Slaughter, Jr.

EXECUTIVE COMMITTEE

Mr. Bradford E. Ritchie, Chair

Ms. Louise M. Herrle, Vice Chair

Ms. Pamela C. Asbury

Rev. Luis A. Cortés, Jr.

Mr. William C. Marsh

Mr. Brendan J. McGill

Mr. Glenn E. Moyer

Mr. Thomas H. Murphy

Mr. Charles J. Nugent

Mr. Bradford E. Ritchie, Board Chair, and Ms. Louise M. Herrle, Board Vice Chair, also serve as non-voting ex officio members of each other standing Board Committee.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

Date: December 21, 2020	By:	/s/ Julie F. Spiker
Julie F. Spiker
General Counsel, Corporate Secretary and Ethics Officer